UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

_____________________

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 9, 2007

WYNN RESORTS, LIMITED

(Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

WYNN LAS VEGAS, LLC

(Exact name of registrant as specified in its charter)

Nevada	333-98369	88-0494875
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

3131 Las Vegas Boulevard South
Las Vegas, Nevada	89109
(Address of principal executive offices of each registrant)	(Zip Code)

(702) 770-7555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 9, 2007, Wynn Las Vegas, LLC (“WLV”), a wholly owned subsidiary of Wynn Resorts, Limited (“WRL”), entered into a First Amendment to Amended and Restated Credit Agreement, dated as of April 9, 2007 (the “Credit Agreement Amendment”), among WLV, Wynn Las Vegas Capital Corp., Wynn Show Performers, LLC, Wynn Golf, LLC, Wynn Sunrise, LLC, World Travel, LLC, Kevyn, LLC, Las Vegas Jet, LLC, and Deutsche Bank Trust Company Americas, as Administrative Agent on behalf of the several banks and other financial institutions or entities from time to time party to WLV’s Amended and Restated Credit Agreement, dated as of August 15, 2006 (the “Credit Agreement”).

Also on April 9, 2007, WLV entered into a Fifth Amendment to Master Disbursement Agreement, dated as of April 9, 2007 (the “Disbursement Agreement Amendment”), with Deutsche Bank Trust Company Americas, as Bank Agent and Disbursement Agent.

The Credit Agreement Amendment and the Disbursement Agreement Amendment, among other things, (i) permit the issuance by WLV and Wynn Las Vegas Capital Corp. of up to $500 million of senior unsecured debt to the extent permitted under the indenture relating to WLV’s First Mortgage Notes due 2014 and include such amounts as available funds under the Disbursement Agreement; (ii) declare construction of phase I of the Wynn Las Vegas resort completed; (iii) release all amounts in excess of $30 million from the completion guaranty deposit account, and release all funds in the project liquidity reserve account; (iv) increase the maximum permissible expenditures for payment of Encore project costs from $300 million to $500 million prior to the execution of a guaranteed maximum price contract for Encore; and (v) provide a de minimus exception from requiring delivery of an environmental report upon receipt of a property interest.

The lenders and agents under the Credit Agreement and certain of their affiliates have performed investment banking, commercial lending and advisory services for WLV, WRL and their affiliates, from time to time, for which they have received customary fees and expenses. These parties may, from time to time, engage in transactions with, and perform services for, WLV, WRL and their affiliates in the ordinary course of their business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 9, 2007

WYNN RESORTS, LIMITED

By:	/s/ John Strzemp

John Strzemp

Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 9, 2007

WYNN LAS VEGAS, LLC

By: Wynn Resorts Holdings, LLC, its sole member

By: Wynn Resorts, Limited, its sole member

By:	/s/ John Strzemp

John Strzemp

Chief Financial Officer

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